UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☒ Preliminary Information Statement

☐ Definitive Information Statement

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CHINA BIO ENERGY HOLDING GROUP CO., LTD.
(Name of Registrant as Specified In Its Charter)

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CHINA BIO ENERGY HOLDING GROUP CO., LTD.
Dongxin Century Square, 7th Floor
Hi-Tech Development District
Xi’an, Shaanxi Province, PRC 710043

To the Stockholders of China Bio Energy Holding Group Co., Ltd.:

The attached Information Statement is being delivered by China Bio Energy Holding Group Co., Ltd. (the “Company”), in connection with the approval by the Company’s Board of Directors and stockholders holding a majority of the shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “China Integrated Energy, Inc.”. The stockholders of record as of July 31, 2009 are entitled to receive this Information Statement. This Information Statement is first being mailed to stockholders on or about August ___, 2009.  This Information Statement constitutes notice to our stockholders of record under Section 228(e) of the Delaware General Corporation Law. We anticipate that the amendment to our Certificate of Incorporation will become effective on September ___, 2009.

Our board of directors approved resolutions authorizing us to file the amendment to our Certificate of Incorporation with the Delaware Secretary of State. The Company has received the approval from the Board of Directors and stockholders of a majority of the outstanding shares of Common Stock entitled to vote thereon pursuant to written consents dated July 30, 2009 in accordance with Section 228 of the Delaware General Corporation Law to adopt the amendment to our Certificate of Incorporation.

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Section 242 of the Delaware General Corporation Law and Rule 14c-2 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Information Statement describes in greater detail the changes to our Certificate of Incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters.

By order of our Board of Directors,

By:
Xincheng Gao
President, Chief Executive Officer
and Chairman

Dated: , 2009

INFORMATION STATEMENT
OF
CHINA BIO ENERGY HOLDING GROUP CO., LTD.

Dongxin Century Square, 7th Floor
Hi-Tech Development District
Xi’an, Shaanxi Province, PRC 710043

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHINA BIO ENERGY HOLDING GROUP CO., LTD.

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND A PROXY TO THE COMPANY.

This Information Statement is being mailed on or about August ___, 2009 to all stockholders of record of the common stock, par value $0.0001 per share (the “Common Stock”), all stockholders of record of the Company’s series A convertible preferred stock, par value $0.001 per share (“Series A Preferred Stock”), and all of the stockholders of the Company’s series B convertible preferred stock, par value $0.001 per share (“Series B Preferred Stock”), of China Bio Energy Holding Group Co., Ltd., a Delaware corporation, as of the close of business on July 31, 2009 (the “Record Date”).  It is being furnished in connection with the adoption of an amendment to our Certificate of Incorporation to change the name of the Company to “China Integrated Energy, Inc.” (the “Name Change Amendment”).  We anticipate that the Name Change Amendment will become effective on or after September ___, 2009.  A copy of the amendment to the Certificate of Incorporation is attached to this document as Exhibit A.

Our Board of Directors by unanimous written consent, approved resolutions on July 30, 2009 approving the change in our name and authorizing us to file the Name Change Amendment with the Delaware Secretary of State , a copy of such consent is attached to this document as Exhibit B.  Stockholders of a majority of our outstanding shares of Common Stock approved by written consent in accordance with Section 228 of the Delaware General Corporation Law resolutions to change our name and authorizing us to file the Name Change Amendment with the Delaware Secretary of State, a copy of such consent is attached to this document as Exhibit C. The reasons for the Name Change Amendment are described below in “AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY”.

The Company determined, after consultation with its Board of Directors, to obtain the written consent of stockholders of a majority of our outstanding shares of Common Stock entitled to vote on an amendment to our Certificate of Incorporation in order to eliminate the cost and delay involved in holding a special meeting of our stockholders to change the Company’s name.

The record date for purposes of determining the stockholders to whom this Information Statement is sent is July 31, 2009. As of the record date, we had 27,519,091 shares of Common Stock, issued and outstanding, 1,000,000 shares of Series A Preferred Stock, issued and outstanding, and 2,115,753 shares of Series B Preferred Stock, issued and outstanding.  Our Common Stock votes as a class on all matters, with each share of Common Stock entitled to one vote.  Series A Preferred Stock and Series B Preferred Stock have the right to vote separately as a class with respect to an amendment to the Certificate of Incorporation only on matters that materially and adversely affect the respective rights, preferences, privileges or voting power of the Series A Preferred Stock and the Series B Preferred Stock.

Pursuant to regulations promulgated under the Exchange Act, the Name Change Amendment may not be effected until at least twenty (20) calendar days after this Information Statement is sent or given to our stockholders.  We anticipate that the Name Change Amendment will become effective on or about September ___, 2009 upon filing with the Delaware Secretary of State.

There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law since this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting Common Stock.  This Information Statement constitutes notice to our stockholders of record as of the Record Date, under Section 228(e) of the Delaware General Corporation Law, of the authorization and approval of the Amendment.

VOTING SECURITIES AND
INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Delaware General Corporation Law (the "DGCL"), a vote by the holders of a majority of the Company’s outstanding Common Stock is required to amend the Company’s Certificate of Incorporation. Pursuant to Section 228 of the DGCL, unless otherwise provided in the certificate of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted.

As of July 31, 2009, there were 27,519,091 shares of Common Stock outstanding.  Each share of Common Stock is entitled to one vote.  Redsky Group Limited, the holder of 22,454,545 shares of Common Stock, representing 81.59% of the issued and outstanding shares of Common Stock, voted in favor of the amendment by written consent dated July 30, 2009 attached hereto as Exhibit C.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the shares of our common stock as of July 31, 2009 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of our Common Stock and Series A Preferred Stock (on an as converted basis), (ii) each of our directors and executive officers, and (iii) all directors and executive officers as a group.

This table is based upon information derived from our stock records and publicly filed documents with the Securities and Exchange Commission. Unless otherwise subject to community property laws where applicable, and except as otherwise noted, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based upon 27,519,091 shares of Common Stock outstanding, as of July 31, 2009.  Unless otherwise noted, the address for the beneficial owners listed below is c/o China Bio Energy Holding Group Co., Ltd., Dongxin Century Square, 7th Floor, Hi-Tech Development District, Xi’an, Shaanxi Province, PRC 710043.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

Redsky Group Limited (1)	22,454,545	81.59%

Gao Xincheng (2)	22,454,545	81.59%

Li Gaihong	100	*

Chen Jun	-0-	-0-

Larry Goldman (3)	10,000	*

Wang Christopher Wenbing (3)	10,000	*

Guo Junrong	-0-	-0-

Vision Opportunity Master Fund, Ltd. (4)	1,329,514	4.83%

Vision Capital Advantage Fund, L.P. (4)	1,334,712	4.85%

All Directors and Executive Officers, as a group	22,474,645	81.66%
* Less than one percent.

(1) The business address of Redsky Group Limited (“Redsky Group”) is P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands.  Mr. Gao Xincheng, our CEO, president and director, is the sole director of Redsky Group, and has sole dispositive and voting power over the shares.

(2) Reflects shares owned by Redsky Group. Mr. Gao Xincheng, as the sole stockholder of Redsky Group, has dispositive and voting power over the shares owned by Redsky Group.
(3) Reflects the vested portion of an option to purchase up to 20,000 shares of Common Stock at an exercise price of $4.00.
(4) Derived from a Schedule 13G/A group filing by Vision Capital Advisors, LLC, which included Vision Opportunity Master Fund, Ltd. (VOMF) and Vision Capital Advantage Fund, L.P. (VCAF), with the Securities and Exchange Commission on February 11, 2009.  VOMF and VCAF are deemed to be affiliates and beneficially own, in the aggregate, 9.68% of the shares of the Company’s common stock.

The principal business office of VCAF is 20 West 55th Street, 5th Floor, New York, New York 10019. The principal business office of VOMF is Vision Opportunity Master Fund, Ltd. c/o Citi Hedge Fund Services (Cayman) Limited, P.O. Box 1748, Cayman Corporate Center, 27 Hosp. Rd., 5th Floor, Grand Cayman KY1-1109, Cayman Islands. Mr. Adam Benowitz and Vision Capital Advisors, LLC may be deemed to share with Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. voting and dispositive power with respect to the shares.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

Name Change Amendment

The name of the Company is currently China Bio Energy Holding Group Co., Ltd.  The Name Change Amendment, in the form attached hereto as Exhibit A, changes the name of the Company to “China Integrated Energy, Inc.”

Article FIRST of the Company’s Certificate of Incorporation will be amended in its entirety to read as follows:

“The name of this corporation is China Integrated Energy, Inc.”

Purpose of Name Change Amendment

The Company has been principally engaged in three business segments: the development, exploration, production and distribution of bio-diesel; the wholesale distribution and processing of heavy oil and finished oil products; and the sale of gasoline and diesel at retail gas stations.  The Company desires to change its name to “China Integrated Energy, Inc.” to more accurately reflect all of its business operations.

Effective Date

Under applicable federal securities laws, the Name Change Amendment can not be effective until at least 20 calendar days after this Information Statement is distributed to the Company’s stockholders. The Name Change Amendment will become effective upon filing with the Secretary of State of Delaware. It is anticipated that the filing of the Name Change Amendment will take place on September ___, 2009, 20 calendar days after this Information Statement is mailed to the Company’s stockholders.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the Delaware General Corporation Law in connection with the Name Change Amendment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Copies of such material can be obtained upon written request addressed to the SEC, Office of Investor Education and Advocacy, 100 F Street, NE, Washington, DC 20549-0213, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors:

By:
Gao Xincheng, Chairman, President and Chief Executive Officer

[        ], 2009

Exhibit A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CHINA BIO ENERGY HOLDING GROUP CO., LTD.

CHINA BIO ENERGY HOLDING GROUP CO., LTD., a Delaware corporation (the “Corporation”), does hereby certify that:

First: That the Board of Directors of the Corporation by unanimous written consent dated as of July 30, 2009, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and calling for the submission of such amendment to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered “FIRST” so that, as amended, said Article FIRST shall be as follows:

“The name of this corporation is China Integrated Energy, Inc.”

Second: That thereafter, pursuant to §228 of the General Corporation Law of the State of Delaware, a written consent approving the amendment set forth above was signed by the holder of outstanding voting stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting on such date at which all shares entitled to vote thereon were present and voted.

Third: That said amendment was duly adopted in accordance with the provisions of §242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ___ day of September, 2009.

By:
(Authorized Officer)
Title:	Chief Executive Officer
Name:	Gao Xincheng

Exhibit B

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS
OF
CHINA BIO ENERGY HOLDING GROUP CO., LTD.

The undersigned, being all of the members of the board of directors (the “Board”) of China Bio Energy Holding Group Co., Ltd., a Delaware corporation (the “Company”), hereby consent, pursuant to Section 141(f) of the Delaware General Corporation Law (“DGCL”), to the adoption of the following resolutions taking or authorizing the actions specified therein without a meeting:

RESOLVED, that the Board hereby approves the change in the Company’s name to “China Integrated Energy, Inc.”; and be it further

RESOLVED, that the Board hereby approves the Certificate of Amendment to the Certificate of Incorporation substantially in form attached hereto as Exhibit A to effect the change of the name of the Company to “China Integrated Energy, Inc.” (the “Name Change Amendment”); and be it further

RESOLVED, that the Company submit for approval to the holders of a majority of the Company’s voting common stock entitled to vote thereon the Name Change Amendment; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Name Change Amendment with the Secretary of State of the State of Delaware, notwithstanding authorization of the Name Change Amendment by the stockholders of the Company, the Board may abandon the Name Change Amendment without further action by the Company’s stockholders; and be it further

RESOLVED, that the Company, upon approval of the holders of a majority of the Company’s voting common stock entitled to vote thereon, shall prepare and file with the Securities and Exchange Commission an Information Statement on Schedule 14C (the “Information Statement”) with respect to the approval of the change in the name of the Company to “China Integrated Energy, Inc.” and the Name Change Amendment by written consent in lieu of a stockholder meeting; and be it further

RESOLVED, that the close of business on July 31, 2009, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Company entitled to receive a copy of the Information Statement; and be it further

General Authorization and Ratification

RESOLVED, that as used in these resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer and the Chief Financial Officer of the Company, and each of them; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action, including the filing of the Name Change Amendment with the Secretary of State of the State of Delaware, and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the transactions contemplated by the foregoing resolutions; and be it further

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

This Consent may be executed in one or more counterparts, including with signatures on separate copies, all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this consent as of the 30th day of July, 2009.

/s/ Gao Xincheng
Gao Xincheng

/s/ Li Gaihong
Li Gaihong

/s/ Larry Goldman
Larry Goldman

/s/ Wang Christopher Wenbing
Wang Christopher Wenbing

/s/ Guo Junrong
Guo Junrong

Exhibit A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CHINA BIO ENERGY HOLDING GROUP CO., LTD.

CHINA BIO ENERGY HOLDING GROUP CO., LTD., a Delaware corporation (the “Corporation”), does hereby certify that:

First: That the Board of Directors of the Corporation by unanimous written consent dated as of July 30, 2009, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and calling for the submission of such amendment to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered “FIRST” so that, as amended, said Article FIRST shall be as follows:

“The name of this corporation is China Integrated Energy, Inc.”

Second: That thereafter, pursuant to §228 of the General Corporation Law of the State of Delaware, a written consent approving the amendment set forth above was signed by the holder of outstanding voting stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting on such date at which all shares entitled to vote thereon were present and voted.

Third: That said amendment was duly adopted in accordance with the provisions of §242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ___ day of September, 2009.

By:
(Authorized Officer)
Title:	Chief Executive Officer
Name:	Gao Xincheng

Exhibit C

WRITTEN CONSENT
OF THE HOLDER OF A MAJORITY OF THE
COMMON  STOCK
OF
CHINA BIO ENERGY HOLDING GROUP CO., LTD.

The undersigned, constituting the holder of a majority of the shares of Common Stock (the “Stockholder”) of China Bio Energy Holding Group Co., Ltd., a Delaware corporation (the “Company”), does hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Company, having considered changing the name of the Company to “China Integrated Energy, Inc.”, deems such name change advisable and in the best interests of the Company and its stockholders;

NOW, THEREFORE, BE IT

RESOLVED, that, the undersigned hereby approves the change in the name of the Company to “China Integrated Energy, Inc.”; and be it further

RESOLVED, that the Certificate of Amendment to the Certificate of Incorporation substantially in form attached hereto as Exhibit A authorizing the change of the name of the Company to “China Integrated Energy, Inc.” hereby is in all respects approved.

IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of the 30th day of July, 2009.

Redsky Group Limited

By:	/s/ Gao Xincheng
Name: Gao Xincheng
Title: Director
No. of Shares of Common Stock: 22,454,545

Exhibit A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CHINA BIO ENERGY HOLDING GROUP CO., LTD.

CHINA BIO ENERGY HOLDING GROUP CO., LTD., a Delaware corporation (the “Corporation”), does hereby certify that:

First: That the Board of Directors of the Corporation by unanimous written consent dated as of July 30, 2009, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and calling for the submission of such amendment to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered “FIRST” so that, as amended, said Article FIRST shall be as follows:

“The name of this corporation is China Integrated Energy, Inc.”

Second: That thereafter, pursuant to §228 of the General Corporation Law of the State of Delaware, a written consent approving the amendment set forth above was signed by the holder of outstanding voting stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting on such date at which all shares entitled to vote thereon were present and voted.

Third: That said amendment was duly adopted in accordance with the provisions of §242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ___ day of September, 2009.

By:
(Authorized Officer)
Title:	Chief Executive Officer
Name:	Gao Xincheng